Shapeways Appoints Finance Industry Veteran Alberto Recchi as New CFO
Recchi to Remain Member of the Board of Directors

New York, NY, September 16, 2022 – Shapeways Holdings, Inc. (NYSE: SHPW) (“Shapeways” or the “Company”), a leader in the large and fast-growing digital manufacturing industry, today announced the appointment of Alberto Recchi, currently an independent board member of the Company, as Chief Financial Officer, effective October 1, 2022. Mr. Recchi, who will remain a member of the board, brings nearly two decades of experience in corporate finance, mergers and acquisitions, and debt and equity capital markets, in both the US and Europe. He will head the finance organization and will be additionally responsible for corporate development and investor relations. Mr. Recchi succeeds Jennifer Walsh who will be leaving the Company by the end of the year after supporting the transition of the CFO role.
Greg Kress, CEO of Shapeways, commented, “I am excited that Alberto is joining the executive team as our CFO as we continue to execute on our growth initiatives and enhance our senior leadership team with additional talented and experienced individuals. As an existing Shapeways board member and investor, Alberto has a deep understanding of the digital manufacturing industry, our business, and our strategic growth plan. He also has proven track record in financial transactions, deep capital markets and investor relations expertise, as well as a commitment to sustainable value creation for our shareholders.”
Mr. Kress continued, “Jennifer helped lead multiple functions, drive results, and navigate Shapeways’ go-public process, while building a strong team and finance function. I am extremely grateful for her contributions and pleased that she will collaborate with us to fully support a seamless CFO transition before her departure from the Company. On behalf of the Board and Shapeways I want to thank her for her many contributions, and wish her all the best in her future endeavors."
Alberto Recchi commented, “I am incredibly excited to be joining the Shapeways senior management team at a significant time in the Company’s evolution. My conviction in the opportunity for Shapeways is stronger than ever as Shapeways is ideally positioned to benefit from the global tailwinds creating demand for digital manufacturing. I am looking forward to bringing my experience to help build on the existing platform that the team has established, and to create sustainable, long-term value for all stakeholders.”
Mr. Recchi started his career as an aerospace engineer at Agusta, presently known as Leonardo Helicopters. In 2001 he left Italy to embark on his career in the finance industry which spans a period of nearly two decades on Wall Street and in the City of London. He spent 12 years at Credit Suisse advising US and European private equity funds on a wide range of transactions including LBOs, recapitalizations, equity offerings and mergers & acquisitions. After leaving Credit Suisse he was a Managing Director at a co-investment platform and cross-border boutique merchant bank based in the US. Prior to joining Shapeways’ board, Mr Recchi served as the Chief Financial Officer and a member of the board of directors of Galileo Acquisition Corp.
Mr. Recchi holds undergraduate and graduate degrees in Aerospace Engineering from the Polytechnic of Turin, Italy, an MBA from Columbia Business School as well as an M&A Certificate of Mastery issued by the New York Institute of Finance. Mr. Recchi is NACD Directorship Certified® and holds certifications in Additive Manufacturing Fundamentals from ToolingU-SME and in Additive Manufacturing for Innovative Design and Production from MIT.

About Shapeways

Shapeways is a leader in the large and fast-growing digital manufacturing industry combining high quality, flexible on-demand manufacturing powered by purpose-built proprietary software which enables customers to rapidly transform digital designs into physical products, globally. Shapeways makes industrial-grade additive manufacturing accessible by fully digitizing the end-to-end manufacturing process, and by providing a broad range of solutions utilizing 11 additive manufacturing technologies and approximately 100 materials and finishes, with the ability to easily scale new innovation. To date, Shapeways has delivered over 23 million parts to 1 million customers in over 180 countries. To learn more, please visit https://www.shapeways.com.

Contact Information
Investor Relations
investors@shapeways.com

Media Relations
press@shapeways.com

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the Company's strategy, future operations, impact of recent acquisitions, outlook, and prospects are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, financial, geopolitical, legal, and market conditions, including supply chain disruptions and inflationary pressures; failure to realize the anticipated benefits of acquisitions; difficulties integrating acquired companies; ability to retain customers of acquired companies or otherwise expand its customer base; the risk that Shapeways has a history of losses and may not achieve or maintain profitability in the future; the risk that the Company faces significant competition and expects to face increasing competition in many aspects; the risk that the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance; the risk that the Company's new and existing solutions and software do not achieve sufficient market acceptance; the loss of key personnel; the inability to timely and effectively scale the Company's platform; the ability to move the Company's manufacturing capabilities without disruption or delay; and those factors discussed under the heading "Risk Factors" in Shapeways’ most recent Form 10-K, most recent Form 10-Q, and other documents Shapeways has filed, or will file, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements reflect the Company's expectations, plans, or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon forward-looking statements.